UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 30, 2018

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 30, 2018, Oncor Electric Delivery Company LLC (“Oncor”), pursuant to the terms of its previously announced exchange offer and related solicitation of consents, issued $318,328,000 aggregate principal amount of 5.75% Senior Secured Notes due 2029 (the “New Notes”) in exchange for a like principal amount of its outstanding 7% Debentures due 2022 (the “Existing Notes”). Oncor received no proceeds from the exchange.

The New Notes were issued pursuant to the provisions of an Indenture dated as of August 1, 2002 between Oncor and The Bank of New York Mellon Trust Company N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as trustee (the “Trustee”) (as amended and supplemented, the “Indenture”) and an Officer’s Certificate dated as of November 30, 2018 (the “Officer’s Certificate”) between Oncor and the Trustee. The Officer’s Certificate establishes the terms of the New Notes. The New Notes constitute a separate series of notes under the Indenture, but will be treated together with Oncor’s other outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.

Oncor’s obligations under the New Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”) dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”).

The New Notes bear interest at a rate of 5.75% per annum and mature on March 15, 2029. Interest on the New Notes is payable in cash semiannually in arrears on March 15 and September 15 of each year, and the first interest payment is due on March 15, 2019. Prior to December 15, 2028, Oncor may redeem the New Notes at any time, in whole or in part, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. On and after December 15, 2028, Oncor may redeem the New Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount of such New Notes, plus accrued and unpaid interest. The New Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the New Notes when due, among others.

The offer to exchange Existing Notes for New Notes and related solicitation of consents were only made to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the New Notes.

In connection with the completion of the exchange offer and issuance of the New Notes, on November 30, 2018, Oncor entered into a Registration Rights Agreement with the dealer-managers of the exchange offer (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Oncor agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the New Notes for publicly registered notes (the “Exchange Offer Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the New Notes (the “Shelf Registration Statement”). Oncor agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act no later than 270 days after the issue date of the New Notes and to consummate the exchange offer no later than 315 days after the issue date of the New Notes. Oncor agreed to use commercially reasonable efforts to cause any Shelf Registration Statement to become or be declared effective within the later of 180 days after such Shelf Registration Statement filing obligation arises and 270 days after the issue date of the New Notes.

If Oncor does not comply with certain of its obligations under the Registration Rights Agreement, the affected New Notes will bear additional interest on the principal amount of the affected New Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under the New Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the New Notes.

A copy of the Indenture was filed by Oncor as an exhibit to its Form S-4 filed October 2, 2002 and a copy of Supplemental Indenture No. 1 dated May 15, 2008 between Oncor and the Trustee was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, which are incorporated by reference herein. A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form10-Q filed May 15, 2008, the First Amendment to the Deed of Trust dated March 2, 2009 between Oncor and the Collateral Agent was filed by Oncor as an exhibit on its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust dated September 3, 2010 between Oncor and the Collateral Agent was filed by Oncor as an exhibit on its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust dated November 10, 2011 between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. The Officer’s Certificate is attached as Exhibit 4.1 to this current report on Form 8-K and is incorporated herein by reference. The Registration Rights Agreement is attached as Exhibit 4.2 to this current report on Form 8-K and is incorporated herein by reference. The above description of the Indenture, as supplemented, the Deed of Trust, as amended, the Officer’s Certificate, the New Notes and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the Deed of Trust, the Officer’s Certificate, the New Notes and the Registration Rights Agreement, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
4.1	Officer’s Certificate, dated November 30, 2018, establishing the terms of Oncor’s 5.75% Senior Secured Notes due 2029.

4.2	Registration Rights Agreement, dated November 30, 2018, among Oncor and the dealer-managers of Oncor’s exchange offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: December 4, 2018